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                                                                   EXHIBIT 10.40

                             TERMINATION AGREEMENT
                             ---------------------

     TERMINATION AGREEMENT, dated as of October 1, 1997 (this "Agreement"), among TRIZEC HAHN CORPORATION, an Ontario corporation (the "Purchaser"), 1096153 ONTARIO LIMITED, an Ontario corporation ("1096153"), CLARK USA, INC., a Delaware corporation (the "Company"), TIGER MANAGEMENT CORPORATION, a Delaware corporation ("Tiger") and PAUL D. MELNUK ("Melnuk").

     WHEREAS, (i) the Purchaser (as successor to The Horsham Corporation), 1096153, the Company and Tiger are parties to a Stock Purchase Agreement, dated as of February 27, 1995 (the "1995 Stock Purchase Agreement"), and (ii) the Company, Tiger, 1096153 and Melnuk are parties to a Registration Rights Agreement, dated as of February 27, 1995 (the "1995 Registration Rights Agreement"); and

     WHEREAS, the Company, The Jaguar Fund, N.V. ("Jaguar"), Puma (a limited partnership) ("Puma"), Tiger (a limited partnership) (together with Jaguar and Puma, the "Sellers"), Tiger and the Purchaser have entered into a Class A Common Stock Reclassification Agreement, dated as of September 19, 1997, pursuant to which, among other things, the Sellers, Tiger and the Company have agreed to terminate the 1995 Stock Purchase Agreement (other than Sections 4.9 and 7.1(a) thereof) and the 1995 Registration Rights Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Company and the Purchasers hereby agree as follows:

     1. Termination of 1995 Stock Purchase Agreement and 1995 Registration Rights Agreement. (a) The 1995 Stock Purchase Agreement and the 1995 Registration Rights Agreement are hereby terminated.

     (b) Notwithstanding the foregoing, Sections 4.9 and 7.1(a) of the 1995 Stock Purchase Agreement shall not be terminated hereby and shall continue in full force and effect in accordance with their terms.

     2. Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to make effective the provisions of this Agreement.

     3. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
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     4.  Governing Law.  This Agreement shall be governed by the laws of the
State of New York.

     5. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile signature), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                  TRIZEC HAHN CORPORATION


                                  By: ________________________________
                                     Name:
                                     Title:


                                  By: ________________________________
                                     Name:
                                     Title:


                                  1096153 ONTARIO LIMITED


                                  By: ________________________________
                                     Name:
                                     Title:


                                  CLARK USA, INC.


                                  By: ________________________________
                                     Name:
                                     Title:


                                  TIGER MANAGEMENT CORPORATION


                                  By: ________________________________
                                     Name:
                                     Title:
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                                  ___________________________________
                                    Paul D. Melnuk